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        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A


                      SUPPLEMENT DATED DECEMBER 5,2008 TO
               PROSPECTUSES DATED APRIL 28,2008 AND JUNE 16,2008


This Supplement is intended to supplement prospectuses dated April 28, 2008 and June 16, 2008 for certain "GIFL ROLLOVER VARIABLE ANNUITY," "VENTURE OPPORTUNITY(R) A SHARE VARIABLE ANNUITY," "VENTURE OPPORTUNITY(R) B SHARE VARIABLE ANNUITY," "VENTURE(R) VARIABLE ANNUITY," "VENTURE III(R) VARIABLE ANNUITY," "VENTURE VANTAGE(R) VARIABLE ANNUITY," "VENTURE VISION(R) VARIABLE ANNUITY," "VENTURE STRATEGY(R) VARIABLE ANNUITY," "WEALTHMARK VARIABLE ANNUITY" and "WEALTHMARK ML3 VARIABLE ANNUITY" Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York.

The John Hancock Trust Money Market Trust and the Money Market Trust B (each a "Money Market Fund," and collectively, the "Money Market Funds") currently participate in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Money Market Funds are Investment Options under variable annuity and variable life insurance contracts (the "Contracts") issued by either John Hancock Life Insurance Company (U.S.A.) through Separate Account H or John Hancock Life Insurance Company of New York through Separate Account A, and the Portfolio's participation in the Program may affect owners of Contracts who have Contract Value invested in the Sub-Account of either Separate Account H or Separate Account A that invests in shares of a Money Market Fund (the "Money Market Sub-Account"). Generally speaking, Contract Owners having Contract Value invested in the Money Market Sub-Account will receive the same potential benefits from the Program as will persons who hold shares of a Money Market Fund directly.

The Program was originally schedule to terminate on December 18, 2008. However, the Treasury announced on November 24, 2008 that the Program was extended through April 30, 2009. On December 3, 2008 the Board of Trustees of the Trust voted to continue to participate in the Program as extended through April 30, 2009 (the "Extended Program"). Other than extending the Program's expiration date and charging an additional fee, the Extended Program does not change any of the terms of the Program which are described below.

In effect (as described in more detail in the Money Market Fund supplement), the Program provides anyone who was a shareholder of a Money Market Fund on September 19, 2008, with a guarantee that if the Portfolio is liquidated during the period in which the Program is in effect as a result of a decline in the value of the Portfolio's shares below $1.00 per share ($10.00 per share in the case of the Money Market Trust), the holder of such shares will receive an amount equal to the difference between the value of the shares on the liquidation date and $1.00 ($10.00 in the case of the Money Market Trust) (the "Share Difference Amount").* The Program only covers shares held by an investor on both September 19, 2008 and the liquidation date. Payments to a Money Market Fund under the Program are also subject to other conditions and restrictions.

Contract Owners having Contract Value invested in the Money Market Sub-Account on September 19, 2008, will receive indirectly the potential benefits of the Program on substantially the same terms as shareholders of the Money Market Funds. More specifically, this means that in the event a Money Market Fund liquidates (as described in the Money Market Fund supplement) and receives payments under the Program, qualifying Contract Owners will be credited with additional Contract Value in an amount equal to the Share Difference Amount attributable to the shares of the Money Market Fund supporting their Contract Value on the liquidation date. Qualifying Contract Owners will only receive this benefit as to the Share Difference Amount attributable to Money Market Fund shares supporting their Contract Value on both September 19, 2008 and the liquidation date.

For more information about the Program and how it may affect you as a Contract Owner, please call John Hancock Annuities at 1-800-344-1029.


                        SUPPLEMENT DATED DECEMBER 5,2008

 333-149421    333-70730       033-79112
 333-146591    333-70850       033-46217
 333-146698    333-71074       333-83558
 333-71072     333-70864       333-61283
 333-70728     333-138846

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* Notwithstanding the Program's protection against negative valuations in a
Money Market Fund, the returns of the Money Market Sub-Account in your Contract may become extremely low or possibly negative if the interest rates earned by the Money Market Fund are not sufficient to offset your Contract expense deductions.